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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) SEPTEMBER 7, 2005

                            NUVEEN INVESTMENTS, INC.

             (Exact name of Registrant as specified in its charter)

     DELAWARE                        1-11123                      36-3817266

  (State or other             (Commission File Number)           (IRS Employer
  jurisdiction of                                                Identification
   incorporation)                                                   Number)

     333 WEST WACKER DRIVE, CHICAGO, ILLINOIS                       60606

     (Address of principal executive offices)                     (Zip Code)

                                 (312) 917-7700

              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 1 --  Registrant's Business and Operations

ITEM 1.01 Entry into a Material Definitive Agreement

            On September 12, 2005, Nuveen Investments, Inc., a Delaware corporation (the "Company"), issued $250,000,000 aggregate principal amount of its 5.00% Senior Notes due 2010 and $300,000,000 aggregate principal amount of its 5.50% Senior Notes due 2015 (together, the "Notes"). The Notes are governed by an Indenture, dated as of September 12, 2005, between the Company and The Bank of New York Trust Company, N.A., as Trustee, as supplemented by a Supplemental Indenture, dated as of September 12, 2005 (together, the "Indenture"). The Notes are the senior unsecured obligations of the Company and will rank equally with the Company's other senior unsecured indebtedness. On September 7, 2005, the Company entered into an underwriting agreement (the "Underwriting Agreement") with Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters named in Schedule II thereto (collectively, the "Underwriters"), pursuant to which the Company agreed to sell the Notes to the Underwriters.

            The foregoing description of the Indenture and the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and the Underwriting Agreement, copies of which are filed as Exhibits 1.1, 4.1 and 4.2 hereto and are incorporated by reference herein.

            A copy of the Company's press release, dated as of September 13, 2005, announcing the issuance of the Notes is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits

  EXHIBIT         DESCRIPTION
  NUMBER          -----------
  ------

Exhibit 1.1 Underwriting Agreement, dated as of September 7, 2005, among Nuveen Investments, Inc. and Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters named in Schedule II thereto.

Exhibit 4.1 Indenture, dated as of September 12, 2005, between Nuveen Investments, Inc. and The Bank of New York Trust Company, N.A., as Trustee.

Exhibit 4.2 First Supplemental Indenture, dated as of September 12, 2005, between Nuveen Investments, Inc. and The Bank of New York Trust Company, N.A., as Trustee.

Exhibit 99.1 Press Release issued by Nuveen Investments, Inc. on September 13, 2005.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        NUVEEN INVESTMENTS, INC.


Date: September 13, 2005                By:  /s/ Alan G. Berkshire
                                             ----------------------------------
                                             Name:   Alan G. Berkshire
                                             Title:  Senior Vice President and
                                                     General Counsel




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                                  EXHIBIT INDEX

  EXHIBIT         DESCRIPTION
  NUMBER          -----------
  ------

Exhibit 1.1 Underwriting Agreement, dated as of September 7, 2005, among Nuveen Investments, Inc. and Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters named in Schedule II thereto.

Exhibit 4.1 Indenture, dated as of September 12, 2005, between Nuveen Investments, Inc. and The Bank of New York Trust Company, N.A., as Trustee.

Exhibit 4.2 First Supplemental Indenture, dated as of September 12, 2005, between Nuveen Investments, Inc. and The Bank of New York Trust Company, N.A., as Trustee.

Exhibit 99.1 Press Release issued by Nuveen Investments, Inc. on September 13, 2005.




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